Interim Condensed Consolidated Statements of Operations and Other Comprehensive Income (Loss) - EUR (€) € in Thousands	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Interim Condensed Consolidated Statements of Operations and Other Comprehensive Income (Loss)
Revenue	€ 7,129	€ 24,373
Cost of sales	(20,634)	(37,232)
Selling and distribution expenses	(824)	(271)
Research and development expenses	(24,251)	(10,786)
General and administrative expenses	(23,287)	(24,566)
Other operating income	2,006	33,436
Other operating expenses	(494)	(222)
Operating loss	(60,355)	(15,268)
Finance income	3,888	2,021
Finance expenses	(951)	(1,942)
Loss before income tax	(57,418)	(15,189)
Income tax benefit/ (expense)	(1)	96
Net loss for the period	(57,419)	(15,093)
Other comprehensive income (loss):
Foreign currency adjustments	19	(55)
Total comprehensive loss for the period	€ (57,400)	€ (15,148)
Net loss per share basic	€ (0.27)	€ (0.08)
Net loss per share diluted	€ (0.27)	€ (0.08)